                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               January 29, 1998



                           TOMORROW'S MORNING, INC.
            (Exact name of registrant as specified in its charter)



California                              0-29050                 95-4379805
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)



           125 South Barrington Place, Los Angeles, California 90049
                   (Address of principal executive offices)



                                (310) 440-2778
                        (Registrant's telephone number)

Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

      Coopers & Lybrand L.L.P. (the "Former Accountants") resigned as independent certified public accountants and independent auditors for Tomorrow's Morning, Inc. (the "Company") on January 29, 1998.

      The Former Accountants reported on the Company's financial statements for the fiscal years ended June 30, 1995, 1996, and 1997 and for the periods from June 30, 1992 (date of inception) through June 30, 1996 and 1997. The reports of the Former Accountants on the financial statements for such years and periods contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles; except that the 1996 opinion included an explanatory paragraph stating that the financial statements had been prepared assuming that the Company would continue as a going concern and that the Company had incurred significant operating losses and had shareholders' and working capital deficiencies that raised substantial doubt about its ability to continue as a going concern.

      During the Company's fiscal year ended June 30, 1995, and through the date of this report, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused them to make reference thereto in their reports on the financial statements for such years, except for the Company's presentation on Form 10-QSB/A-2 for the period ended September 30, 1997 of loans receivable from a shareholder as assets rather than as a contra-equity item (as required by the Former Accountants), to which the Company has since acquiesced and has filed a further amended Form 10-QSB with respect thereto. The Former Accountants also requested that the Company's Board of Directors make an appropriate investigation of the basis for the amendment made on Form 10-QSB/A-2, as further discussed in the attached letter from the Former Accountants dated January 28, 1998.

      During the fiscal year ended December 31, 1995, and through the date of this report, the Former Accountants did not advise the Company with respect to any of the matters described in paragraphs (a) (1) (vi) (B) (1) through (3) of
Item 304 of Regulation S-B.

      The Registrant has not yet engaged a successor accounting firm.

      The Company has provided the Former Accountants with a copy of the foregoing disclosures and has requested in writing that the Former Accountants furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter will be filed as an exhibit to this report in accordance with Item 601 of Regulation S-B.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     (a)   Not applicable.

     (b)   Not applicable.

     (c)     Exhibits.  The following exhibits are filed as part of this report:
             ---------

             16.1 Letter, dated January 30, 1998, from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission confirming resignation as the Company's independent accountants.

             16.2 Letter, dated January 28, 1998, from Coopers & Lybrand L.L.P. to the Company's Board of Directors concerning the amendment on Form 10-QSB/A-2.

             16.3 Letter from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission stating that it has reviewed Item 4 in the Form 8-K and is in agreement.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 1998                 TOMORROW'S MORNING, INC.

                                        By: /s/ Steven Raft
                                           ____________________________________
                                           Steven Raft, Chief Financial Officer